Retirement Benefit Plans - Summary of Fair Value of the Plan Assets by Major Categories (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 TWD ($)	Dec. 31, 2017 TWD ($)
Disclosure of fair value of plan assets [abstract]
Cash	$ 76,475	$ 2,340,903	$ 2,317,764
Debt instruments	29,497	902,886	691,619
Equity instruments	70,725	2,164,895	1,254,109
Others	2,726	83,439	77,881
Total	$ 179,423	$ 5,492,123	$ 4,341,373